VERTEXSM INTERNATIONAL FUND

           Supplement dated February 1, 2002 as revised June 7, 2002
                           to the Current Prospectus



This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated February 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The performance table is not included because the fund did not offer class I shares during the period covered by this supplement.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

    Management Fees(1).....................................     2.00%
    Distribution and Service (12b-1) Fees..................     None
    Other Expenses.........................................     3.90%
                                                                -----
    Total Annual Fund Operating Expenses...................     5.90%
       Fee Waiver and/or Expense Reimbursement (2) ........    (4.36)%
                                                               -------
       Net Expenses (3)....................................     1.54%
--------------------------
(1) The management fee is subject to performance adjustments based upon the fund's performance as compared to that of a securities index as described under "Management of the Funds - Investment Adviser" in the prospectus. The maximum management fee is 4.00% and the minimum management fee is 0%.

(2) Vertex Investment Management, Inc. ("VIM") has contractually agreed to waive its right to receive management fees. In addition, VIM has agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses", after taking into account the expense offset arrangement described below, and excluding expenses associated with the fund's investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity), do not exceed 1.50% per annum of the fund's average daily net assets. These contractual fee arrangements will continue until at least February 1, 2003, unless changed by the consent of the board of trustees which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, (which would also have the effect of reducing the fund's expenses). "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses on the fund. Had these fee reductions been taken into account, "Net Expenses" would be lower and would equal 1.50%.

Example of Expenses

The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

These examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Summary table above).

The table is supplemented as follows:

     Share Class                          Year 1             Year 3           Year 5           Year 10
     -----------                          ------             ------           ------           -------
     Class I shares                        $157              $1,367           $2,555            $5,433

3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of VIM, the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), the corporate parent of Vertex, and employees of MFS's affiliates;

     o any fund distributed by MFS Fund Distributors, Inc., ('MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

    The date of this Supplement is February 1, 2002 as revised June 7, 2002.